SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential,  for  Use of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2))
[X ]  Definitive  Proxy  Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

      SAFETY-KLEEN CORP.

--------------------------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

      N/A

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

         -----------------------------------------------------------------------

                               DATED JULY 30, 1999

                            [SAFETY-KLEEN CORP. LOGO]

                                                                 July 30, 1999

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of the stockholders of Safety-Kleen Corp. (the "Company"), to be held on August 27, 1999, at 9:00 a.m. local time, at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201.

         At the Special Meeting you will be asked to approve a proposal (the "Proposal") relating to the issuance of shares (the "Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.

         The Board of Directors has determined that the approval of the Proposal is advisable and in the best interests of the Company and its Stockholders, has approved the Proposal and recommends to the Stockholders that you vote "FOR" approval of the Proposal.

         Additional information regarding the Proposal is contained in the accompanying Proxy Statement. In view of the importance of the actions to be taken at the Special Meeting, we urge you to read the accompanying Proxy Statement carefully, and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy card.

         We urge you to vote "FOR" approval of the Proposal.

                                          Sincerely,


                                          /s/ Kenneth W. Winger

                                          Kenneth W. Winger
                                          President and Chief Executive Officer

                               SAFETY-KLEEN CORP.
                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held On August 27, 1999

                            ------------------------

                    TO THE STOCKHOLDERS OF SAFETY-KLEEN CORP.

         Notice is hereby given that a special meeting (the "Special Meeting") of the stockholders of Safety-Kleen Corp. (the "Company") will be held on August 27, 1999, at 9:00 a.m. local time, at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201, for the following purposes:

         1. To approve the issuance of shares (the "Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.

         2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on July 19, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

         From August 16, 1999 until the date of the Special Meeting, a list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders of record during business hours at the place of the Special Meeting and also will be available at the Special Meeting.

         Your attention is directed to the Proxy Statement submitted with this Notice.

         Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the Special Meeting. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                         -------------------------------

By Order of the Board of Directors                   /s/ Henry H. Taylor
Columbia, South Carolina                             Henry H. Taylor, Secretary

----------

                               SAFETY-KLEEN CORP.
                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201

                                 PROXY STATEMENT
                         ------------------------------

                         Special Meeting of Stockholders

                                 August 27, 1999

         This Proxy Statement is being mailed to holders (the "Stockholders") of common stock, par value $1.00 per share (the "Common Stock"), of Safety-Kleen Corp. (the "Company") as of the close of business on July 19, 1999 (the "Record Date") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at a special meeting of the Stockholders to be held at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201 on August 27, 1999, at 9:00 a.m. local time, and at any adjournment or postponement thereof (the "Special Meeting").

         At the Special Meeting you will be asked to approve a proposal (the "Proposal") relating to the issuance of shares (the "Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.

         This Proxy Statement and form of Proxy are first being mailed or otherwise delivered to Stockholders on or about July 30, 1999.

         The Board has determined that the approval of the Proposal is advisable and in the best interests of the Company and the Stockholders, has approved the Proposal and recommends to the Stockholders that you vote "FOR" approval of the Proposal.

         You are cordially invited to attend the Special Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return postage paid envelope. Any stockholder giving a proxy has the right to revoke it any time before such proxy is voted.

         Your vote is important. You are urged to date and sign the enclosed proxy and return it in the enclosed postage paid envelope as soon as possible. You may revoke the proxy at any time prior to its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Special Meeting and who wishes to vote in person may do so by revoking his, her or its proxy as described in the preceding sentence.

                         -------------------------------

                THE DATE OF THIS PROXY STATEMENT IS JULY 30, 1999

                                   THE COMPANY

         The Company provides industrial waste services designed to collect, process, recycle and dispose of hazardous and industrial waste streams. The Company provides these services from numerous collection locations and processing facilities located in the United States and Canada. The Company was incorporated in Delaware in 1968.

         The Company's principal executive office is located at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201 and its telephone number is 803-933-4200.

         The Common Stock is listed and traded on the New York Stock Exchange and on the Pacific Exchange, Inc. On July 23, 1999 the closing price of the Common Stock on the New York Stock Exchange was $12.00.

                                     PROXIES

        The accompanying form of proxy is for use at the Special Meeting. A Stockholder may use this proxy if he or she is unable to attend the meeting in person or if he or she wishes to have his or her shares voted by proxy even if he or she attends the meeting. The proxy may be revoked in writing by the person giving it any time before the proxy is exercised by giving notice to the Company's Secretary, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person. All shares represented by valid proxies received in this solicitation, and not revoked prior to their exercise, will be voted in the manner specified in such proxies. If no specification is made in the proxy, the proxy will be voted "FOR" the Proposal. The Board is not aware of any other matters which may be presented for action at the Special Meeting, but if other matters do come properly before the Special Meeting shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

         The Company will bear the costs of solicitation of proxies from the Stockholders. Solicitation of proxies may be made in person, by mail or by telephone, by officers, directors and regular employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners. In addition, the Company has engaged the services of ChaseMellon Shareholder Services to solicit proxies and will pay such proxy soliciting agent $4500.00 plus expenses in connection therewith. Solicitation by such firm may be by mail, personal interview, telephone, fax or telegraph. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                     VOTING

         The Board has fixed the close of business on the Record Date for the determination of Stockholders entitled to receive notice of and to vote at the Special Meeting. As of the Record

Date, there were a total of 88,939,049 shares of the Common Stock outstanding and entitled to vote at the Special Meeting. Each Stockholder is entitled to one vote for each share of Common Stock held of record by such Stockholder on the Record Date on each matter to come before the Special Meeting. The Company's Certificate of Incorporation and By-laws do not provide for cumulative voting.

VOTE REQUIRED

         Under Rule 312 of the New York Stock Exchange, approval of the Proposal requires the affirmative vote of a majority of the votes cast in respect of outstanding shares of Common Stock at the Special Meeting; provided that a majority of the votes entitled to be cast by all outstanding shares of Common Stock are cast at the Special Meeting. Under Delaware law and the Company's Certificate of Incorporation and By-Laws, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Special Meeting is necessary to approve or ratify any act of the Company or to transact any other business which may be brought before the Special Meeting.

         Abstentions and broker non-votes with respect to any proposal coming before the Special Meeting, including the Proposal, will be counted as present for purposes of determining the existence of a quorum, but will not be deemed votes cast for purposes of determining the total number of shares of which a majority is required for any purpose. As a result, abstentions and broker non-votes will have the same legal effect on the outcome as a vote "against" the Proposal, even though a Stockholder or other interested parties analyzing the results of the voting may interpret such a vote differently.

PRINCIPAL STOCKHOLDER

         Laidlaw, which beneficially owns approximately 36.15% of the outstanding Common Stock as of July 20, 1999, has informed the Company that it intends to vote for approval of the Proposal at the Special Meeting. See "Principal Stockholders and Management Ownership," "Certain Relationships and Related Transactions" and "The Proposal."

DISSENTERS' OR APPRAISAL RIGHTS

         The Stockholders of the Company have no dissenters' or appraisal rights in connection with the Proposal.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

PRINCIPAL STOCKHOLDER

      The following table sets forth the only Stockholders which, to the knowledge of management of the Company, were beneficial owners of five percent (5%) or more of the outstanding shares of Common Stock as of July 20, 1999. The shareholdings of Laidlaw are based on information provided by such Stockholder. The shareholdings of Mellon Bank Corporation are based solely on a Schedule 13G Report filed with the Securities and Exchange Commission by Mellon Bank Corporation in January 1999.

                                AMOUNT AND NATURE OF        PERCENT OF CLASS
     NAME                             OWNERSHIP            BENEFICIALLY OWNED

Laidlaw Inc. (1)                     32,148,674                   36.15%
3221 North Service Road
Burlington, Ontario
L7R 3Y8
CANADA

Mellon Bank Corporation               5,504,040                    6.19%
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

-----------------------------------

(1) Shares of Common Stock shown as owned by Laidlaw, except for 31 shares, are held of record by Laidlaw Finance (Barbados) Ltd.

MANAGEMENT OWNERSHIP

         The following table sets forth as of July 20, 1999, the number of shares of Common Stock beneficially owned by (i) each of the Company's directors, (ii) the Chief Executive Officer of the Company, (iii) each of the Company's other executive officers and (iv) all directors and executive officers of the Company as a group.

                                      AMOUNT AND NATURE OF    PERCENT OF CLASS
         NAME                               OWNERSHIP        BENEFICIALLY OWNED

James R. Bullock (1), (2), (3)..............  9,020                 *
Leslie W. Haworth (1), (2), (4).............  3,937                 *
John W. Rollins, Jr. (1), (5), (6).......... 90,704                 *
John W. Rollins, Sr. (1), (6), (7)..........958,289                 1%
David E. Thomas, Jr. (1), (6)...............  2,645                 *
Henry B. Tippie (1), (6), (8)...............576,962                 *
James L. Wareham (1), (6)...................  2,895                 *
Grover C. Wrenn (1), (6)....................  6,395                 *
Kenneth W. Winger (9), (10)................. 42,211                 *
Michael J. Bragagnolo (9)................... 22,500                 *
Paul R. Humphreys (9).......................  9,000                 *
Henry H. Taylor (9), (10)...................  3,557                 *
Robert W. Luba (11).........................  5,000                 *


All directors and
executive officers as a group

(13 persons)..............................1,733,115                1.95%

------------------------

*        Signifies less than 1%

(1) Includes 2,000 shares subject to presently exercisable options. Does not include 13,000 shares which are subject to vesting requirements pursuant to the Directors Stock Option Plan. Under such Plan, options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant.

(2) Messrs. Bullock and Haworth are officers of Laidlaw. See "Principal Stockholders" for information regarding the beneficial ownership of the Common Stock by Laidlaw.

(3) Includes 770 shares of restricted stock granted on January 5, 1999 in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000. Includes 6,250 shares owned by Mr. Bullock's spouse. Does not include 12,500 shares indirectly owned by Midcorp (J.P.C.) Limited, as to which shares Mr. Bullock disclaims any beneficial ownership.

(4) Includes 687 shares of restricted stock granted on January 5, 1999 in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000.

(5) Includes 46,528 shares held by Mr. Rollins as co-trustee. Does not include 1,547 shares owned by Mr. Rollins' wife, as to which shares Mr. Rollins disclaims any beneficial ownership.

(6) Includes 645 shares of restricted stock granted on January 5, 1999 in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000.

(7) Does not include 58,937 shares owned by Mr. Rollins' wife and 30,717 shares held by his wife as custodian for his minor children, as to which shares Mr. Rollins disclaims any beneficial ownership.

(8) Includes 242,172 shares held by Mr. Tippie as co-trustee; 6,500 shares held by him as trustee; and 7,500 shares in which a wholly owned corporation over which he has sole voting power has a beneficial partnership interest of 75 shares and voting right for 7,500 shares. Does not include 5,750 shares owned by Mr. Tippie's wife, as to which shares Mr. Tippie disclaims any beneficial ownership.

(9) Includes shares subject to presently exercisable options. Does not include remaining shares which are subject to vesting requirements pursuant to the 1997 Stock Option Plan. Options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant.

(10) Includes holdings of Common Stock held through the Company's 401(k) plan.

(11) Does not include 7500 shares which are subject to vesting requirements pursuant to the Directors Stock Option Plan. Under such Plan, options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant. Mr. Luba became a director on March 30,1999 following the resignation of Mr. John Grainger.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LAIDLAW EXECUTIVE OFFICERS AND STOCK OWNERSHIP

         James R. Bullock and Leslie W. Haworth, directors of the Company, are executive officers of Laidlaw. See "Principal Stockholders and Management
Ownership -- Management Ownership." Mr. John Grainger, also an officer of Laidlaw, resigned from the Board on March 30, 1999, prior to the Board's consideration of the Repurchase and the Proposal.

         As of July 20, 1999, Laidlaw beneficially owned, directly or indirectly through affiliates, 32,148,674 shares of Common Stock, or approximately 36.15% of the outstanding Common Stock. Assuming conversion by Laidlaw of the PIK Debenture in accordance with its terms, Laidlaw would own, directly or indirectly through affiliates, approximately 54.9 million shares of Common Stock, or approximately 49.2% of the then outstanding Common Stock, assuming that Laidlaw retains all of the Common Stock owned by it. Upon issuance of the Shares in connection with the Repurchase, Laidlaw is expected to own, directly or indirectly through its affiliates, approximately 43.9 million shares of Common Stock, or approximately 43.59% of the then outstanding Common Stock, assuming that Laidlaw retains all of the Common Stock owned by it. See "Principal Stockholders and Management Ownership -- Principal Stockholder." (The total number of shares of Common Stock owned by Laidlaw upon issuance of the Shares is based upon the assumption that the Shares include 415,525 additional shares of Common Stock issued in payment of accrued and unpaid interest on the PIK Debenture through the date of the Repurchase in accordance with the terms of the PIK Debenture as described under the caption "Terms of the PIK Debenture." This assumption is based upon an assumed August 27, 1999 closing date for the Repurchase and upon an average price per share of Common Stock of $12.00.

THE ACQUISITION

         In May 1997, the Company acquired the hazardous and industrial waste operations of Laidlaw (the "Acquisition"). The Acquisition was accounted for as a reverse acquisition by the Company using the purchase method of accounting. The Acquisition involved:

         (i) the issuance by the Company of 30 million shares of Common Stock and the PIK Debenture to Laidlaw; and

         (ii) the payment by the Company of $349.1 million in cash ($400 million, less debt of $50.9 million assumed) to Laidlaw.

         Laidlaw acquired approximately 67% of the Common Stock as a result of the Acquisition. Laidlaw's holdings were subsequently diluted by the issuance of shares of Common Stock in connection with the Company's acquisition of Safety-Kleen in April 1998.

         LAIDLAW INDEMNITIES

         In connection with the Acquisition, Laidlaw and Laidlaw Transportation, Inc. ("LTI"), a subsidiary of Laidlaw, agreed, subject to various limitations, jointly and severally to indemnify and hold harmless the Company and its affiliates from and against damages suffered by the Company resulting from or in respect of (i) various tax obligations and liabilities, (ii) pre-closing insurance claims, (iii) any breach or default in the performance by Laidlaw or LTI of covenants and agreements in the purchase agreement for the Acquisition to be performed on or after the closing of the Acquisition or of any representation or warranty in such purchase agreement which survives the closing to the extent that damages therefrom exceed $2,000,000, and (iv) any environmental liability or environmental claim arising as a result of any act or omission by Laidlaw or LTI, including any release, occurring prior to such closing.

         LAIDLAW GUARANTIES

         In connection with the Acquisition, Laidlaw entered into on behalf of the Company various guaranties, performance guaranties, bonds, performance bonds, suretyship arrangements, surety bonds, credits, letters of credit, reimbursement agreements and other undertakings, deposit commitments or arrangements by which Laidlaw may be primarily, secondarily, contingently or conditionally liable for present or future obligations of the Company. The Company agreed to use its best efforts to cause Laidlaw to be fully and finally released and discharged from all further liability or obligation in respect of all such obligations within six months following the date of the closing of the Acquisition. As of the date hereof Laidlaw had been discharged from most of such obligations.

SERVICE ARRANGEMENTS

         Laidlaw and its affiliates have provided financial and management services to the Company and its subsidiaries, including providing general liability and workers' compensation insurance and income tax management. Such service arrangements have been on arms-length terms comparable to those available in transactions with unaffiliated parties. During the fiscal year ended August 31, 1998, the Company paid Laidlaw $11.3 million on account of such services.

OTHER RELATIONSHIPS

         In the ordinary course of business, the Company or its affiliates and Laidlaw or affiliates of Laidlaw have entered from time to time into various business transactions and agreements wherein Laidlaw provided certain financial and management services to the Company or its affiliates. These services have included providing general liability and workers' compensation insurance, income tax management and treasury services.

RAYMOND JAMES & ASSOCIATES, INC.

         Raymond James & Associates, Inc. acted as an initial purchaser in the offering of the Company's senior notes described in "The Proposal -- Purposes and Effects of the Proposal -- The Repurchase and Related Financing." Since September 1, 1997, Raymond James & Associates, Inc. has acted as financial advisor to the Company for various transactions, including the Company's acquisition of Safety-Kleen, and is expected to continue to act in such capacity in the future. David E. Thomas, Jr., a director, is a Managing Director of Raymond James & Associates, Inc.

                                  THE PROPOSAL

PURPOSES AND EFFECTS OF THE PROPOSAL

         NEW YORK STOCK EXCHANGE RULE 312

         The purpose of the Proposal is to permit the Company to issue the Shares to LIFC or another affiliate of Laidlaw, in connection with the Repurchase. Stockholders are not being asked to approve the Repurchase. See "Principal Stockholders and Management Ownership" and "Certain Relationships and Related Transactions."

         Delaware law does not require stockholder approval of any kind for the issuance of the Shares or for the Repurchase. The Company is seeking specific approval of the Proposal to insure full compliance with the terms, to the extent applicable, of Rule 312 of the New York Stock Exchange. Rule 312 requires stockholder authorization in connection with the issuance of shares of common stock to officers, directors, holders of 5% or more of the issuer's voting power, and their affiliates or other closely related persons, if the common stock so issued would represent more than 1% of the common stock outstanding prior to such issuance. The Shares will represent more than 12% of the Common Stock outstanding prior to issuance of the Shares.

         If the Stockholders approve the Proposal, the Company currently intends to seek listing approval of the Shares on the New York Stock Exchange and the Pacific Exchange, Inc., repurchase the PIK Debenture for cash and the Shares as set forth below and issue the Shares to LIFC or another affiliate of Laidlaw.

         THE REPURCHASE AND RELATED FINANCING

         The PIK Debenture is held by LIFC, which is an affiliate of Laidlaw. The Company currently intends to effect the Repurchase for a purchase price consisting of (i) $200 million in cash and (ii) the Shares (consisting of 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase, calculated in accordance with the terms of the PIK Debenture). The Company, Laidlaw and LIFC have entered into a securities purchase agreement to effect the Repurchase (the "Securities Purchase Agreement"). The Securities Purchase Agreement contains certain customary representations, warranties and covenants relating to the Repurchase. Under the Securities Purchase Agreement the Board is required, subject to its fiduciary duties, to call the Special Meeting and recommend approval of the Proposal. The Company's obligation to consummate the Repurchase is conditioned upon, among other things, stockholder approval of the Proposal. Other conditions to the Company's obligation to consummate the Repurchase included (i) the satisfactory completion of a financing for the cash portion of the purchase price in the Repurchase, which was completed in May 1999, and (ii) the receipt of required bank consents, which were obtained in May 1999. The Securities Purchase Agreement may be terminated by mutual consent of the parties or by any party if the closing of the Repurchase does not occur by August 31, 1999.

         The Company intends to finance the cash portion of the purchase price with a portion of the net cash proceeds of its offering of $225 million in aggregate principal amount of its 9 1/4% Senior Notes due 2009 (the "Senior Notes"), completed in May 1999. To the extent not used in the Repurchase, any net proceeds from the Senior Notes are expected to be used for general corporate purposes. The Senior Notes have a ten year term, are senior, unsubordinated securities of the Company and have covenants substantially similar to those in the outstanding senior subordinated notes of the Company's subsidiary, Safety-Kleen Services, Inc. Interest on the Senior Notes is payable in cash at the rate of 9 1/4% per annum.

         The net proceeds of the Senior Notes are being held in escrow pending completion of the Repurchase. The Company is required to redeem the Senior Notes for 101% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption if the Stockholders do not approve the Repurchase and the other closing conditions in the Securities Purchase Agreement are not satisfied or waived (collectively, the "Funding Conditions") by September 30, 1999. Funds so held in escrow pending completion of the Repurchase are invested in cash equivalents and U.S. government obligations.

PURPOSES AND EFFECTS OF THE REPURCHASE

         If the Proposal is approved, Repurchase will be effected and the PIK Debenture will, upon closing of the Repurchase, cease to be outstanding. The Company has negotiated the Repurchase with Laidlaw for the following reasons:

         (i) To reduce the Company's  consolidated  indebtedness and to increase consolidated stockholders' equity. The Company has raised the cash portion of the purchase price of the PIK Debenture through its offering of Senior Notes and will finance the balance of the purchase price through the issuance of the Shares. As a result, the Repurchase will reduce the Company's consolidated net debt by approximately $150 million and increase consolidated stockholders' equity by the same amount. If the Repurchase had occurred on May 31, 1999, consolidated total indebtedness (long term debt and the PIK Debenture) of the Company would have been reduced from $2,336,668,000 to $2,211,668,000 and consolidated stockholders' equity would have been increased from $1,111,338,000 to $1,261,338,000.

         (ii) To simplify its capital structure through elimination of the PIK Debenture. The PIK Debenture has added complexity to the Company's capital structure and, the Company believes, caused confusion in the investment community. Replacement of the PIK Debenture with the Senior Notes and Common Stock will provide the Company with a more conventional capital structure which will assist investors in evaluating the Company's financial performance.

         (iii) To eliminate the potential for dilution resulting from future issuances and sales of Common Stock upon payment of interest or conversion of the PIK Debenture. While the effect, if any, that any such future issuances and sales of shares would have on market prices for the Common Stock is uncertain, the Company believes that the perception that such issuances and sales could occur has adversely affected the prevailing market price for the Common Stock.

         (iv) To eliminate the current dilutive impact of the PIK Debenture on basic earnings per share. For example, for the nine months ended May 31, 1999, the Company's diluted earnings per share were 12% below its basic earnings per share. After the Repurchase, the Company expects basic and diluted earnings per share to be comparable.

         The Repurchase will also reduce Laidlaw's fully diluted equity ownership of the Company. Assuming conversion by Laidlaw of the PIK Debenture in accordance with its terms, Laidlaw would own, directly or indirectly through affiliates, approximately 54.9 million shares of Common Stock, or approximately 49.2% of the then outstanding Common Stock. Following closing of the Repurchase and the issuance of the Shares as described above, Laidlaw will own, directly or indirectly through affiliates, approximately 43.9 million shares of Common Stock, or approximately 43.59% of the then outstanding Common Stock. See "Principal Stockholders and Management Ownership -- Principal Stockholder." (The total number of shares of Common Stock owned by Laidlaw upon issuance of the Shares is based upon the assumption that the Shares include 415,525 additional shares of Common Stock issued in payment of accrued and unpaid interest on the PIK Debenture through the date of the Repurchase in accordance with the terms of the PIK Debenture as described under the caption "Terms of the PIK Debenture." This assumption is based upon an assumed August 27, 1999 closing date for the Repurchase and upon an average price per share of Common Stock of $12.00.

         Finally, the Company believes the Repurchase could have the following additional effects on its financial position:

         (i) Increasing the consolidated indebtedness, as defined by the Company's debt instruments. The Repurchase will have the effect on the Company's financial position of increasing the Company's consolidated indebtedness because the PIK Debenture is excluded from the definition of indebtedness under the Company's bank credit agreement, while the Senior Notes are included in such definition. As a consequence of this increase and the existing covenants in those debt instruments, the Company's operational and strategic flexibility may be reduced. For example, the Company may experience reduced availability of debt to finance possible future transactions.

         (ii) Increasing interest expense required to be paid in cash. The Company is required to settle the semi-annual interest payments on the PIK Debenture by the issuance of Common Stock through April 8, 2000. After April 8, 2000, the Company could settle interest payments on the PIK Debenture in either cash or Common Stock at is sole discretion. The Senior Notes require cash interest payments at the rate of 9 1/4% per annum.

         (iii) Diluting earnings per share on a basic basis. The issuance of additional shares will reduce the Company's basic earnings per share. However, the Company expects such reduction to be less significant than the dilutive impact of the PIK Debenture. The Company believes that the investment community historically evaluated the Company based on its diluted earnings per share, among other criteria.

         (iv) The incurrence of a $15 million extraordinary loss due to the write-off of a deferred tax asset which will no longer be realizable due to the Repurchase.

         The terms of the Repurchase were negotiated between the Company and Laidlaw during March and April 1999. The relative values ascribed by the Company to the PIK Debenture and the Shares were based on the then quoted market prices, where available, along with present value calculations calculated using then current values and rates for similar securities and other customary comparative factors.

         If the Stockholders do not approve the Proposal, the Company expects to consider other financing alternatives for the Repurchase. Such alternatives may include debt financings in addition to the Senior Notes or equity financings on terms less favorable to the Company than those described in this Proxy Statement.

         If the Funding Conditions are not satisfied by September 30, 1999, the Company will be required to redeem the Senior Notes for 101% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption. As a result of fees paid and expenses incurred in connection with the offering of the Senior Notes and the receipt of bank consents for the Repurchase, and interest and premium payable on the Senior Notes, if the Company is required to redeem the Senior Notes the Company estimates that it will incur interest costs, net of tax, of $2.0 million and an extraordinary loss, net of tax, of $8.0 million.

         Stockholders are advised to read the financial and other information of the Company incorporated by reference into this Proxy Statement.

TERMS OF THE PIK DEBENTURE

         In connection with the Acquisition, the Company issued a PIK Debenture to LTI in the original principal amount of $350,000,000. The principal of the PIK Debenture is payable on May 15, 2009, subject to earlier mandatory or optional prepayment and any acceleration of its maturity date upon default. The PIK Debenture bears interest at the fixed rate of 5% per annum. Until April 8, 2000, interest on the outstanding principal balance of the PIK Debenture accrues at the 5% rate, but is only payable in shares of Common Stock. After such date, at the election of the Company, payments due on the PIK Debenture (except upon an optional early redemption), including any accrued interest or principal, may be made in shares of Common Stock or cash. The number of shares of Common Stock for each such payment is calculated based on the dollar amount of accrued interest or principal due divided by the average of the daily closing prices of a share of Common Stock on the New York Stock Exchange for ten consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the date such payment is due. Interest on the outstanding principal balance of the PIK Debenture is payable semiannually on November 15 and May 15, beginning on November 15, 1997 and continuing until the payment in full of the PIK Debenture.

         Beginning on May 15, 2002, and continuing until the business day prior to the repayment of the PIK Debenture, the PIK Debenture is convertible, in whole or in part, at the option of the holder, into shares of Common Stock, at a price equal to the conversion price (the "Conversion Price") of $15.00 per share, subject to anti-dilution adjustments.

         During the period commencing on May 15, 2002, and continuing until maturity, the Company has the option to prepay the PIK Debenture, in whole or in part, in cash, at the face amount of the PIK Debenture if the last reported sales price of a share of Common Stock, as reported by the New York Stock Exchange, equals or exceeds 120% of the Conversion Price for a period of at least ten consecutive trading days prior to the date of such proposed prepayment.

         Subject to the subordination provisions of the PIK Debenture, the maturity of the PIK Debenture may be accelerated in the event a default occurs, with defaults including:

         (i) failure by the Company to pay the principal or accrued interest,

         (ii) the voluntary or involuntary bankruptcy of the Company or other insolvency proceedings involving the Company, and

         (iii) the acceleration of the maturity of amounts outstanding under the Company's principal credit facility as a result of a default under such facility.

         The PIK Debenture ranks junior in right of payment to amounts outstanding under the Company's principal credit facility and to substantially all other indebtedness of the Company except amounts owed (other than to banks, insurance companies and other financing institutions and obligations under capitalized leases) for goods, materials, services or operating lease rental payments in the ordinary course of business or for compensation to employees and any liability for federal, state, provincial, local or other taxes owed or owing by the Company.

RECOMMENDATION OF THE BOARD

         The Board has determined that the approval of the Proposal is advisable and in the best interests of the Company and the Stockholders, has approved the Proposal and recommends to the Stockholders that you vote "FOR" approval of the Proposal.

         Messrs. Bullock and Haworth, members of the Board who are also officers of Laidlaw, did not participate in the Board vote with respect to the Repurchase or the Proposal. Mr. John Grainger, also an officer of Laidlaw, resigned from the Board on March 30, 1999, prior to the Board's consideration of the Repurchase and the Proposal. All of the other Board members, Messrs. Rollins, Sr., Rollins, Jr., Tippie, Winger, Thomas, Jr., Wrenn, Wareham and Luba, voted to approve the Repurchase and the Proposal.

                              PRINCIPAL ACCOUNTANTS

         The Company expects that representatives of PricewaterhouseCoopers LLP, independent public accountants for the Company, will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                PROPOSALS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

         Stockholders who intend to present proposals for consideration at the Company's 1999 Annual Meeting are advised that any such proposal must be received by the Secretary of the Company no later than the close of business on June 29, 1999, if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

         If any Stockholder's proposal is received after September 12, 1999 the Company's proxies for the 1999 Annual Meeting may exercise discretionary authority with respect to such proposal at the 1999 Annual Meeting without any reference to such proposal being made in the proxy statement for such meeting.

                                 OTHER BUSINESS

         The Board is not aware of any other matter which will be presented for action at the Special Meeting, but if any other business is properly brought before the Special Meeting, it is intended that the proxies received from this solicitation will be voted by the persons named in the attached form of proxy in accordance with their best judgment.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of such reports, proxy statements and other information filed with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 at prescribed rates. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Company files information electronically with the Commission. The Commission maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission. The address of the Commission's Internet site is http://www.sec.gov. The Common Stock is listed and traded on the New York Stock Exchange. The Common Stock is also traded on the Pacific Exchange, Inc. Reports, proxy statements and other information filed by the Company with the Commission may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, and at the offices of the Pacific Exchange, Inc. at 301 Pine Street, San Francisco, California 94104.

                           INCORPORATION BY REFERENCE

         The following documents filed with the Commission by the Company pursuant to the Exchange Act are incorporated by reference in this Proxy
Statement:

         1. The Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1998;

         2. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1998;

         3. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 1999;

         4. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 1999;

         5. The Company's Current Reports on Form 8-K dated April 20, 1999, May 5, 1999, May 10, 1999, May 17, 1999 and May 27, 1999;

         6. The Audited Financial Statements for the three years ended January 3, 1998 and the Unaudited Interim Financial Statements for the period ended March 28, 1998 of Safety-Kleen Systems, Inc. (formerly known as Safety-Kleen Corp.) filed in Safety-Kleen Services, Inc.'s Registration Statement on Form S-4 (No. 333-57587) filed on October 23, 1998.

         All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be part of this Proxy Statement from the date of filing of such documents. All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including the notes thereto) appearing in the documents incorporated by reference into this Proxy Statement. Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement shall be modified or superseded, for purposes of this Proxy Statement, to the extent that a statement contained in this Proxy Statement or in any subsequently filed document that is deemed to be incorporated into this Proxy Statement modifies or supersedes any such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements contained in this Proxy Statement (particularly in "The Proposal"), any statements preceded by, followed by or incorporated by reference into or that include the words "believes," "expects," "anticipates" or similar expressions, and other statements contained or incorporated by reference herein regarding matters that are not historical facts, are or may constitute forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that may cause actual results to differ include, among others, general economic conditions, risks associated with acquisitions, fluctuations in operating results because of acquisitions and variations in stock prices, changes in applicable federal, state and local laws and regulations, especially environmental regulations, alternate and emerging technologies, competition and pricing pressures, overcapacity in the industry, seasonal fluctuations due to weather, uncertainties of litigation, and risks associated with the operation, growth and integration of newly acquired businesses. As a result of these factors, the expected effects of the Repurchase could vary from those described in this Proxy Statement, the Company's revenue and income could vary significantly from quarter to quarter, and past financial performance should not be considered a reliable indicator of future performance. Stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                                                      APPENDIX A

                               SAFETY-KLEEN CORP.

         This proxy is solicited by and on behalf of the Board of Directors of Safety-Kleen Corp. (the "Company"). The undersigned hereby appoints Kenneth W. Winger, Paul R. Humphreys and Henry H. Taylor or any of them, the attorney or attorneys and proxy or proxies of the undersigned with full power of substitution to attend the Special Meeting of Stockholders of the Company to be held at 1301 Gervais Street, Suite 300 Columbia, South Carolina, at 9:00 a.m. local time, on Friday, August 27, 1999, and at any postponement or adjournment thereof, to vote all shares of common stock, $1.00 par value, of the Company (the "Common Stock") that the undersigned shall be entitled to vote. Said proxies are instructed to vote on the matters set forth in the proxy statement as specified on the reverse.

         The Board of Directors recommends a vote "FOR" the proposal (the "Proposal") to approve the issuance of shares (the "Shares") of Common Stock, to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.

         This proxy when properly signed and dated will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

             ---------------------------------------------------
                              FOLD AND DETACH HERE

                             [this is reverse side]

[ X ] Please mark your votes as in this example.

                                        FOR          AGAINST          ABSTAIN

1.  Approval of the Proposal:           [  ]           [  ]             [  ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. If more than one trustee, all should sign. This proxy may be revoked any time prior to its exercise.

____________________________________(L.S.)

____________________________________(L.S.)
SIGNATURE(S)               DATE:

                     PLEASE SIGN, DATE AND RETURN THIS PROXY

         PROMPTLY---------------------------------------------------------

                              FOLD AND DETACH HERE

                               SAFETY-KLEEN CORP.

Dear Stockholder:

         We encourage you to take advantage of two new and convenient ways by which you can grant a proxy to vote your shares. You can grant a proxy to vote your shares electronically by telephone or via the Internet, which eliminates the need to return the proxy card.

         By Telephone: To grant a proxy to vote your shares by telephone, use a touch-tone telephone and call the following toll-free number: 1-877-PRX-VOTE, 24 hours a day, 7 days a week. Insert the Control Number printed in the box above, just below the perforation. Follow the simple recorded instructions.

         By Internet: To grant a proxy to vote your shares via the Internet, go to website www.eproxyvote.com/SK. Insert the Control Number printed in the box above, just below the perforation and then follow the simple instructions. Please be aware that if you grant a proxy to vote your shares over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

         The Internet and telephone facilities will be available until midnight on August 26, 1999 the day before the Special Meeting.

         Do Not Return Proxy If You Are Submitting Your Proxy By Telephone or The Internet

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive  Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


         SAFETY-KLEEN CORP.
--------------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

         N/A
--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:
                 -------------------------------------------------------- -----

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 ---------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------

         5)       Total fee paid:
                  --------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)       Amount Previously Paid:
                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------

         3)       Filing Party:
                  --------------------------------------------------------------

         4)       Date Filed:
                  --------------------------------------------------------------

                               DATED JULY 30, 1999


                            [SAFETY-KLEEN CORP. LOGO]





                                                                July 30, 1999



Dear Stockholder:


         You are cordially invited to attend a Special Meeting of the stockholders of Safety-Kleen Corp. (the "Company"), to be held on August 27, 1999, at 9:00 a.m. local time, at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201.

         At the Special Meeting you will be asked to approve a proposal (the "Proposal") relating to the issuance of shares (the "Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.

         The Board of Directors has determined that the approval of the Proposal is advisable and in the best interests of the Company and its Stockholders, has approved the Proposal and recommends to the Stockholders that you vote "FOR" approval of the Proposal.


         Additional information regarding the Proposal is contained in the accompanying Proxy Statement. In view of the importance of the actions to be taken at the Special Meeting, we urge you to read the accompanying Proxy Statement carefully, and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy card.

         We urge you to vote "FOR" approval of the Proposal.

                                        Sincerely,


                                        /s/ Kenneth W. Winger

                                        Kenneth W. Winger
                                        President and Chief Executive Officer

                               SAFETY-KLEEN CORP.
                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held On August 27, 1999

                            ------------------------

                    TO THE STOCKHOLDERS OF SAFETY-KLEEN CORP.


         Notice is hereby given that a special meeting (the "Special Meeting") of the stockholders of Safety-Kleen Corp. (the "Company") will be held on August 27, 1999, at 9:00 a.m. local time, at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201, for the following purposes:

         1. To approve the issuance of shares (the "Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.


         2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


         The Board of Directors has fixed the close of business on July 19, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

         From August 16, 1999 until the date of the Special Meeting, a list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders of record during business hours at the place of the Special Meeting and also will be available at the Special Meeting.


         Your attention is directed to the Proxy Statement submitted with this Notice.


         Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the Special Meeting. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                         -------------------------------


By Order of the Board of Directors               /s/ Henry H. Taylor
Columbia, South Carolina                         Henry H. Taylor, Secretary
----------

                               SAFETY-KLEEN CORP.
                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201

                                 PROXY STATEMENT
                         ------------------------------

                         Special Meeting of Stockholders


                                 August 27, 1999

         This Proxy Statement is being mailed to holders (the "Stockholders") of common stock, par value $1.00 per share (the "Common Stock"), of Safety-Kleen Corp. (the "Company") as of the close of business on July 19, 1999 (the "Record Date") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at a special meeting of the Stockholders to be held at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201 on August 27, 1999, at 9:00 a.m. local time, and at any adjournment or postponement thereof (the "Special Meeting").

         At the Special Meeting you will be asked to approve a proposal (the "Proposal") relating to the issuance of shares (the "Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.

         This Proxy Statement and form of Proxy are first being mailed or otherwise delivered to Stockholders on or about July 30, 1999.


         The Board has determined that the approval of the Proposal is advisable and in the best interests of the Company and the Stockholders, has approved the Proposal and recommends to the Stockholders that you vote "FOR" approval of the Proposal.

         You are cordially invited to attend the Special Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return postage paid envelope. Any stockholder giving a proxy has the right to revoke it any time before such proxy is voted.

         Your vote is important. You are urged to date and sign the enclosed proxy and return it in the enclosed postage paid envelope as soon as possible. You may revoke the proxy at any time prior to its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Special Meeting and who wishes to vote in person may do so by revoking his, her or its proxy as described in the preceding sentence.
                         -------------------------------

                THE DATE OF THIS PROXY STATEMENT IS JULY 30, 1999

                                   THE COMPANY

         The Company provides industrial waste services designed to collect, process, recycle and dispose of hazardous and industrial waste streams. The Company provides these services from numerous collection locations and processing facilities located in the United States and Canada. The Company was incorporated in Delaware in 1968.

         The Company's principal executive office is located at 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201 and its telephone number is 803-933-4200.


         The Common Stock is listed and traded on the New York Stock Exchange and on the Pacific Exchange, Inc. On July 23, 1999 the closing price of the Common Stock on the New York Stock Exchange was $12.00.


                                     PROXIES

        The accompanying form of proxy is for use at the Special Meeting. A Stockholder may use this proxy if he or she is unable to attend the meeting in person or if he or she wishes to have his or her shares voted by proxy even if he or she attends the meeting. The proxy may be revoked in writing by the person giving it any time before the proxy is exercised by giving notice to the Company's Secretary, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person. All shares represented by valid proxies received in this solicitation, and not revoked prior to their exercise, will be voted in the manner specified in such proxies. If no specification is made in the proxy, the proxy will be voted "FOR" the Proposal. The Board is not aware of any other matters which may be presented for action at the Special Meeting, but if other matters do come properly before the Special Meeting shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.


         The Company will bear the costs of solicitation of proxies from the Stockholders. Solicitation of proxies may be made in person, by mail or by telephone, by officers, directors and regular employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners. In addition, the Company has engaged the services of ChaseMellon Shareholder Services to solicit proxies and will pay such proxy soliciting agent $4500.00 plus expenses in connection therewith. Solicitation by such firm may be by mail, personal interview, telephone, fax or telegraph. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                     VOTING


         The Board has fixed the close of business on the Record Date for the determination of Stockholders entitled to receive notice of and to vote at the Special Meeting. As of the Record Date, there were a total of 88,939,049 shares of the Common Stock outstanding and entitled to vote at the Special Meeting. Each Stockholder is entitled to one vote for each share of Common Stock held of record by such Stockholder on the Record Date on each matter to come before the Special Meeting. The Company's Certificate of Incorporation and By-laws do not provide for cumulative voting.


VOTE REQUIRED

         Under Rule 312 of the New York Stock Exchange, approval of the Proposal requires the affirmative vote of a majority of the votes cast in respect of outstanding shares of Common Stock at the Special Meeting; provided that a majority of the votes entitled to be cast by all outstanding shares of Common Stock are cast at the Special Meeting. Under Delaware law and the Company's Certificate of Incorporation and By-Laws, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Special Meeting is necessary to approve or ratify any act of the Company or to transact any other business which may be brought before the Special Meeting.

         Abstentions and broker non-votes with respect to any proposal coming before the Special Meeting, including the Proposal, will be counted as present for purposes of determining the existence of a quorum, but will not be deemed votes cast for purposes of determining the total number of shares of which a majority is required for any purpose. As a result, abstentions and broker non-votes will have the same legal effect on the outcome as a vote "against" the Proposal, even though a Stockholder or other interested parties analyzing the results of the voting may interpret such a vote differently.

PRINCIPAL STOCKHOLDER


         Laidlaw, which beneficially owns approximately 36.15% of the outstanding Common Stock as of July 20, 1999, has informed the Company that it intends to vote for approval of the Proposal at the Special Meeting. See "Principal Stockholders and Management Ownership," "Certain Relationships and Related Transactions" and "The Proposal."


DISSENTERS' OR APPRAISAL RIGHTS

         The Stockholders of the Company have no dissenters' or appraisal rights in connection with the Proposal.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

PRINCIPAL STOCKHOLDER


      The following table sets forth the only Stockholders which, to the knowledge of management of the Company, were beneficial owners of five percent (5%) or more of the outstanding shares of Common Stock as of July 20, 1999. The shareholdings of Laidlaw are based on information provided by such Stockholder. The shareholdings of Mellon Bank Corporation are based solely on a Schedule 13G Report filed with the Securities and Exchange Commission by Mellon Bank Corporation in January 1999.


                                AMOUNT AND NATURE OF          PERCENT OF CLASS
     NAME                             OWNERSHIP              BENEFICIALLY OWNED


Laidlaw Inc. (1)                      32,148,674                    36.15%
3221 North Service Road
Burlington, Ontario
L7R 3Y8
CANADA




Mellon Bank Corporation                5,504,040                     6.19%
One Mellon Bank Center

Pittsburgh, Pennsylvania 15258
-----------------------------------

(1) Shares of Common Stock shown as owned by Laidlaw, except for 31 shares, are held of record by Laidlaw Finance (Barbados) Ltd.

MANAGEMENT OWNERSHIP


         The following table sets forth as of July 20, 1999, the number of shares of Common Stock beneficially owned by (i) each of the Company's directors, (ii) the Chief Executive Officer of the Company, (iii) each of the Company's other executive officers and (iv) all directors and executive officers of the Company as a group.



                                     AMOUNT AND NATURE OF      PERCENT OF CLASS

         NAME                              OWNERSHIP          BENEFICIALLY OWNED

James R. Bullock (1), (2), (3).............  9,020                   *
Leslie W. Haworth (1), (2), (4)............  3,937                   *
John W. Rollins, Jr. (1), (5), (6)......... 90,704                   *
John W. Rollins, Sr. (1), (6), (7).........958,289                   1%
David E. Thomas, Jr. (1), (6)..............  2,645                   *
Henry B. Tippie (1), (6), (8)..............576,962                   *
James L. Wareham (1), (6)..................  2,895                   *

Grover C. Wrenn (1), (6)...................  6,395                    *
Kenneth W. Winger (9), (10)................ 42,211                    *
Michael J. Bragagnolo (9).................. 22,500                    *
Paul R. Humphreys (9)......................  9,000                    *
Henry H. Taylor (9), (10)..................  3,557                    *
Robert W. Luba (11)........................  5,000                    *


All directors and
executive officers as a group

(13 persons).............................1,733,115                  1.95%


------------------------

*        Signifies less than 1%


(1) Includes 2,000 shares subject to presently exercisable options. Does not include 13,000 shares which are subject to vesting requirements pursuant to the Directors Stock Option Plan. Under such Plan, options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant.


(2) Messrs. Bullock and Haworth are officers of Laidlaw. See "Principal Stockholders" for information regarding the beneficial ownership of the Common Stock by Laidlaw.

(3) Includes 770 shares of restricted stock granted on January 5, 1999 in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000. Includes 6,250 shares owned by Mr. Bullock's spouse. Does not include 12,500 shares indirectly owned by Midcorp (J.P.C.) Limited, as to which shares Mr. Bullock disclaims any beneficial ownership.

(4) Includes 687 shares of restricted stock granted on January 5, 1999 in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000.


(5) Includes 46,528 shares held by Mr. Rollins as co-trustee. Does not include 1,547 shares owned by Mr. Rollins' wife, as to which shares Mr. Rollins disclaims any beneficial ownership.

(6) Includes 645 shares of restricted stock granted on January 5, 1999 in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000.


(7) Does not include 58,937 shares owned by Mr. Rollins' wife and 30,717 shares held by his wife as custodian for his minor children, as to which shares Mr. Rollins disclaims any beneficial ownership.


(8) Includes 242,172 shares held by Mr. Tippie as co-trustee; 6,500 shares held by him as trustee; and 7,500 shares in which a wholly owned corporation over which he has sole voting power has a beneficial partnership interest of 75 shares and voting right for 7,500 shares. Does not include 5,750 shares owned by Mr. Tippie's wife, as to which shares Mr. Tippie disclaims any beneficial ownership.

(9) Includes shares subject to presently exercisable options. Does not include remaining shares which are subject to vesting requirements pursuant to the 1997 Stock Option Plan. Options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant.

(10) Includes holdings of Common Stock held through the Company's 401(k) plan.


(11) Does not include 7500 shares which are subject to vesting requirements pursuant to the Directors Stock Option Plan. Under such Plan, options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant. Mr. Luba became a director on March 30,1999 following the resignation of Mr.
John Grainger.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LAIDLAW EXECUTIVE OFFICERS AND STOCK OWNERSHIP


         James R. Bullock and Leslie W. Haworth, directors of the Company, are executive officers of Laidlaw. See "Principal Stockholders and Management
Ownership -- Management Ownership." Mr. John Grainger, also an officer of Laidlaw, resigned from the Board on March 30, 1999, prior to the Board's consideration of the Repurchase and the Proposal.

         As of July 20, 1999, Laidlaw beneficially owned, directly or indirectly through affiliates, 32,148,674 shares of Common Stock, or approximately 36.15% of the outstanding Common Stock. Assuming conversion by Laidlaw of the PIK Debenture in accordance with its terms, Laidlaw would own, directly or indirectly through affiliates, approximately 54.9 million shares of Common Stock, or approximately 49.2% of the then outstanding Common Stock, assuming that Laidlaw retains all of the Common Stock owned by it. Upon issuance of the Shares in connection with the Repurchase, Laidlaw is expected to own, directly or indirectly through its affiliates, approximately 43.9 million shares of Common Stock, or approximately 43.59% of the then outstanding Common Stock, assuming that Laidlaw retains all of the Common Stock owned by it. See "Principal Stockholders and Management Ownership -- Principal Stockholder." (The total number of shares of Common Stock owned by Laidlaw upon issuance of the Shares is based upon the assumption that the Shares include 415,525 additional shares of Common Stock issued in payment of accrued and unpaid interest on the PIK Debenture through the date of the Repurchase in accordance with the terms of the PIK Debenture as described under the caption "Terms of the PIK Debenture." This assumption is based upon an assumed August 27, 1999 closing date for the Repurchase and upon an average price per share of Common Stock of $12.00.


THE ACQUISITION

         In May 1997, the Company acquired the hazardous and industrial waste operations of Laidlaw (the "Acquisition"). The Acquisition was accounted for as a reverse acquisition by the Company using the purchase method of accounting. The Acquisition involved:


         (i) the issuance by the Company of 30 million shares of Common Stock and the PIK Debenture to Laidlaw; and


         (ii) the payment by the Company of $349.1 million in cash ($400 million, less debt of $50.9 million assumed) to Laidlaw.

         Laidlaw acquired approximately 67% of the Common Stock as a result of the Acquisition. Laidlaw's holdings were subsequently diluted by the issuance of shares of Common Stock in connection with the Company's acquisition of Safety-Kleen in April 1998.

         LAIDLAW INDEMNITIES

         In connection with the Acquisition, Laidlaw and Laidlaw Transportation, Inc. ("LTI"), a subsidiary of Laidlaw, agreed, subject to various limitations, jointly and severally to indemnify and hold harmless the Company and its affiliates from and against damages suffered by the Company resulting from or in respect of (i) various tax obligations and liabilities, (ii) pre-closing insurance claims, (iii) any breach or default in the performance by Laidlaw or LTI of covenants and agreements in the purchase agreement for the Acquisition to be performed on or after the closing of the Acquisition or of any representation or warranty in such purchase agreement which survives the closing to the extent that damages therefrom exceed $2,000,000, and (iv) any environmental liability or environmental claim arising as a result of any act or omission by Laidlaw or LTI, including any release, occurring prior to such closing.

         LAIDLAW GUARANTIES

         In connection with the Acquisition, Laidlaw entered into on behalf of the Company various guaranties, performance guaranties, bonds, performance bonds, suretyship arrangements, surety bonds, credits, letters of credit, reimbursement agreements and other undertakings, deposit commitments or arrangements by which Laidlaw may be primarily, secondarily, contingently or conditionally liable for present or future obligations of the Company. The Company agreed to use its best efforts to cause Laidlaw to be fully and finally released and discharged from all further liability or obligation in respect of all such obligations within six months following the date of the closing of the Acquisition. As of the date hereof Laidlaw had been discharged from most of such obligations.

SERVICE ARRANGEMENTS


         Laidlaw and its affiliates have provided financial and management services to the Company and its subsidiaries, including providing general liability and workers' compensation insurance and income tax management. Such service arrangements have been on arms-length terms comparable to those available in transactions with unaffiliated parties. During the fiscal year ended August 31, 1998, the Company paid Laidlaw $11.3 million on account of such services.

OTHER RELATIONSHIPS


         In the ordinary course of business, the Company or its affiliates and Laidlaw or affiliates of Laidlaw have entered from time to time into various business transactions and agreements wherein Laidlaw provided certain financial and management services to the Company or its affiliates. These services have included providing general liability and workers' compensation insurance, income tax management and treasury services.


RAYMOND JAMES & ASSOCIATES, INC.


         Raymond James & Associates, Inc. acted as an initial purchaser in the offering of the Company's senior notes described in "The Proposal -- Purposes and Effects of the Proposal -- The Repurchase and Related Financing." Since September 1, 1997, Raymond James & Associates, Inc. has acted as financial advisor to the Company for various transactions, including the Company's acquisition of Safety-Kleen, and is expected to continue to act in such capacity in the future. David E. Thomas, Jr., a director, is a Managing Director of Raymond James & Associates, Inc.

                                  THE PROPOSAL


PURPOSES AND EFFECTS OF THE PROPOSAL

         NEW YORK STOCK EXCHANGE RULE 312

         The purpose of the Proposal is to permit the Company to issue the Shares to LIFC or another affiliate of Laidlaw, in connection with the Repurchase. Stockholders are not being asked to approve the Repurchase. See "Principal Stockholders and Management Ownership" and "Certain Relationships and Related Transactions."


         Delaware law does not require stockholder approval of any kind for the issuance of the Shares or for the Repurchase. The Company is seeking specific approval of the Proposal to insure full compliance with the terms, to the extent applicable, of Rule 312 of the New York Stock Exchange. Rule 312 requires stockholder authorization in connection with the issuance of shares of common stock to officers, directors, holders of 5% or more of the issuer's voting power, and their affiliates or other closely related persons, if the common stock so issued would represent more than 1% of the common stock outstanding prior to such issuance. The Shares will represent more than 12% of the Common Stock outstanding prior to issuance of the Shares.


         If the Stockholders approve the Proposal, the Company currently intends to seek listing approval of the Shares on the New York Stock Exchange and the Pacific Exchange, Inc., repurchase the PIK Debenture for cash and the Shares as set forth below and issue the Shares to LIFC or another affiliate of Laidlaw.

         THE REPURCHASE AND RELATED FINANCING


         The PIK Debenture is held by LIFC, which is an affiliate of Laidlaw. The Company currently intends to effect the Repurchase for a purchase price consisting of (i) $200 million in cash and (ii) the Shares (consisting of 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase, calculated in accordance with the terms of the PIK Debenture). The Company, Laidlaw and LIFC have entered into a securities purchase agreement to effect the Repurchase (the "Securities Purchase Agreement"). The Securities Purchase Agreement contains certain customary representations, warranties and covenants relating to the Repurchase. Under the Securities Purchase Agreement the Board is required, subject to its fiduciary duties, to call the Special Meeting and recommend approval of the Proposal. The Company's obligation to consummate the Repurchase is conditioned upon, among other things, stockholder approval of the Proposal. Other conditions to the Company's obligation to consummate the Repurchase included (i) the satisfactory completion of a financing for the cash portion of the purchase price in the Repurchase, which was completed in May 1999, and (ii) the receipt of required bank consents, which were obtained in May 1999. The Securities Purchase Agreement may be terminated by mutual consent of the parties or by any party if the closing of the Repurchase does not occur by August 31, 1999.

         The Company intends to finance the cash portion of the purchase price with a portion of the net cash proceeds of its offering of $225 million in aggregate principal amount of its 9 1/4% Senior Notes due 2009 (the "Senior Notes"), completed in May 1999. To the extent not used in the Repurchase, any net proceeds from the Senior Notes are expected to be used for general corporate purposes. The Senior Notes have a ten year term, are senior, unsubordinated securities of the Company and have covenants substantially similar to those in the outstanding senior subordinated notes of the Company's subsidiary, Safety-Kleen Services, Inc. Interest on the Senior Notes is payable in cash at the rate of 9 1/4% per annum.

         The net proceeds of the Senior Notes are being held in escrow pending completion of the Repurchase. The Company is required to redeem the Senior Notes for 101% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption if the Stockholders do not approve the Repurchase and the other closing conditions in the Securities Purchase Agreement are not satisfied or waived (collectively, the "Funding Conditions") by September 30, 1999. Funds so held in escrow pending completion of the Repurchase are invested in cash equivalents and U.S. government obligations.



PURPOSES AND EFFECTS OF THE REPURCHASE


         If the Proposal is approved, Repurchase will be effected and the PIK Debenture will, upon closing of the Repurchase, cease to be outstanding. The Company has negotiated the Repurchase with Laidlaw for the following reasons:

         (i) To reduce the Company's  consolidated  indebtedness and to increase consolidated stockholders' equity. The Company has raised the cash portion of the purchase price of the PIK Debenture through its offering of Senior Notes and will finance the balance of the purchase price through the issuance of the Shares. As a result, the Repurchase will reduce the Company's consolidated net debt by approximately $150 million and increase consolidated stockholders' equity by the same amount. If the Repurchase had occurred on May 31, 1999, consolidated total indebtedness (long term debt and the PIK Debenture) of the Company would have been reduced from from $2,336,668,000 to $2,211,668,000 and consolidated stockholders' equity would have been increased from $1,111,338,000 to $1,261,338,000.

         (ii) To simplify its capital structure through elimination of the PIK Debenture. The PIK Debenture has added complexity to the Company's capital structure and, the Company believes, caused confusion in the investment community. Replacement of the PIK Debenture with the Senior Notes and Common Stock will provide the Company with a more conventional capital structure which will assist investors in evaluating the Company's financial performance.


         (iii) To eliminate the potential for dilution resulting from future issuances and sales of Common Stock upon payment of interest or conversion of the PIK Debenture. While the effect, if any, that any such future issuances and sales of shares would have on market prices for the Common Stock is uncertain, the Company believes that the perception that such issuances and sales could occur has adversely affected the prevailing market price for the Common Stock.


         (iv) To eliminate the current dilutive impact of the PIK Debenture on basic earnings per share. For example, for the nine months ended May 31, 1999, the Company's diluted earnings per share were 12% below its basic earnings per share. After the Repurchase, the Company expects basic and diluted earnings per share to be comparable.

         The Repurchase will also reduce Laidlaw's fully diluted equity ownership of the Company. Assuming conversion by Laidlaw of the PIK Debenture in accordance with its terms, Laidlaw would own, directly or indirectly through affiliates, approximately 54.9 million shares of Common Stock, or approximately 49.2% of the then outstanding Common Stock. Following closing of the Repurchase and the issuance of the Shares as described above, Laidlaw will own, directly or indirectly through affiliates, approximately 43.9 million shares of Common Stock, or approximately 43.59% of the then outstanding Common Stock. See "Principal Stockholders and Management Ownership -- Principal Stockholder." (The total number of shares of Common Stock owned by Laidlaw upon issuance of the Shares is based upon the assumption that the Shares include 415,525 additional shares of Common Stock issued in payment of accrued and unpaid interest on the PIK Debenture through the date of the Repurchase in accordance with the terms of the PIK Debenture as described under the caption "Terms of the PIK Debenture." This assumption is based upon an assumed August 27, 1999 closing date for the Repurchase and upon an average price per share of Common Stock of $12.00.


         Finally, the Company believes the Repurchase could have the following additional effects on its financial position:


         (i) Increasing the consolidated indebtedness, as defined by the Company's debt instruments. The Repurchase will have the effect on the Company's financial position of increasing the Company's consolidated indebtedness because the PIK Debenture is excluded from the definition of indebtedness under the Company's bank credit agreement, while the Senior Notes are included in such definition. As a consequence of this increase and the existing covenants in those debt instruments, the Company's operational and strategic flexibility may be reduced. For example, the Company may experience reduced availability of debt to finance possible future transactions.

         (ii) Increasing interest expense required to be paid in cash. The Company is required to settle the semi-annual interest payments on the PIK Debenture by the issuance of Common Stock through April 8, 2000. After April 8, 2000, the Company could settle interest payments on the PIK Debenture in either cash or Common Stock at is sole discretion. The Senior Notes require cash interest payments at the rate of 9 1/4% per annum.


         (iii) Diluting earnings per share on a basic basis. The issuance of additional shares will reduce the Company's basic earnings per share. However, the Company expects such reduction to be less significant than the dilutive impact of the PIK Debenture. The Company believes that the investment community historically evaluated the Company based on its diluted earnings per share, among other criteria.

         (iv) The incurrence of a $15 million extraordinary loss due to the write-off of a deferred tax asset which will no longer be realizable due to the Repurchase.


         The terms of the Repurchase were negotiated between the Company and Laidlaw during March and April 1999. The relative values ascribed by the Company to the PIK Debenture and the Shares were based on the then quoted market prices, where available, along with present value calculations calculated using then current values and rates for similar securities and other customary comparative factors.


         If the Stockholders do not approve the Proposal, the Company expects to consider other financing alternatives for the Repurchase. Such alternatives may include debt financings in addition to the Senior Notes or equity financings on terms less favorable to the Company than those described in this Proxy Statement.

         If the Funding Conditions are not satisfied by September 30, 1999, the Company will be required to redeem the Senior Notes for 101% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption. As a result of fees paid and expenses incurred in connection with the offering of the Senior Notes and the receipt of bank consents for the Repurchase, and interest and premium payable on the Senior Notes, if the Company is required to redeem the Senior Notes the Company estimates that it will incur interest costs, net of tax, of $2.0 million and an extraordinary loss, net of tax, of $8.0 million.

         Stockholders are advised to read the financial and other information of the Company incorporated by reference into this Proxy Statement.


TERMS OF THE PIK DEBENTURE

         In connection with the Acquisition, the Company issued a PIK Debenture to LTI in the original principal amount of $350,000,000. The principal of the PIK Debenture is payable on May 15, 2009, subject to earlier mandatory or optional prepayment and any acceleration of its maturity date upon default. The PIK Debenture bears interest at the fixed rate of 5% per annum. Until April 8, 2000, interest on the outstanding principal balance of the PIK Debenture accrues at the 5% rate, but is only payable in shares of Common Stock. After such date, at the election of the Company, payments due on the PIK Debenture (except upon an optional early redemption), including any accrued interest or principal, may be made in shares of Common Stock or cash. The number of shares of Common Stock for each such payment is calculated based on the dollar amount of accrued interest or principal due divided by the average of the daily closing prices of a share of Common Stock on the New York Stock Exchange for ten consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the date such payment is due. Interest on the outstanding principal balance of the PIK Debenture is payable semiannually on November 15 and May 15, beginning on November 15, 1997 and continuing until the payment in full of the PIK Debenture.

         Beginning on May 15, 2002, and continuing until the business day prior to the repayment of the PIK Debenture, the PIK Debenture is convertible, in whole or in part, at the option of the holder, into shares of Common Stock, at a price equal to the conversion price (the "Conversion Price") of $15.00 per share, subject to anti-dilution adjustments.

         During the period commencing on May 15, 2002, and continuing until maturity, the Company has the option to prepay the PIK Debenture, in whole or in part, in cash, at the face amount of the PIK Debenture if the last reported sales price of a share of Common Stock, as reported by the New York Stock Exchange, equals or exceeds 120% of the Conversion Price for a period of at least ten consecutive trading days prior to the date of such proposed prepayment.

         Subject to the subordination provisions of the PIK Debenture, the maturity of the PIK Debenture may be accelerated in the event a default occurs, with defaults including:

         (i) failure by the Company to pay the principal or accrued interest,

         (ii) the voluntary or involuntary bankruptcy of the Company or other insolvency proceedings involving the Company, and

         (iii) the acceleration of the maturity of amounts outstanding under the Company's principal credit facility as a result of a default under such facility.

         The PIK Debenture ranks junior in right of payment to amounts outstanding under the Company's principal credit facility and to substantially all other indebtedness of the Company except amounts owed (other than to banks, insurance companies and other financing institutions and obligations under capitalized leases) for goods, materials, services or operating lease rental payments in the ordinary course of business or for compensation to employees and any liability for federal, state, provincial, local or other taxes owed or owing by the Company.

RECOMMENDATION OF THE BOARD

         The Board has determined that the approval of the Proposal is advisable and in the best interests of the Company and the Stockholders, has approved the Proposal and recommends to the Stockholders that you vote "FOR" approval of the Proposal.


         Messrs. Bullock and Haworth, members of the Board who are also officers of Laidlaw, did not participate in the Board vote with respect to the Repurchase or the Proposal. Mr. John Grainger, also an officer of Laidlaw, resigned from the Board on March 30, 1999, prior to the Board's consideration of the Repurchase and the Proposal. All of the other Board members, Messrs. Rollins, Sr., Rollins, Jr., Tippie, Winger, Thomas, Jr., Wrenn, Wareham and Luba, voted to approve the Repurchase and the Proposal.

                              PRINCIPAL ACCOUNTANTS

         The Company expects that representatives of PricewaterhouseCoopers LLP, independent public accountants for the Company, will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                PROPOSALS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

         Stockholders who intend to present proposals for consideration at the Company's 1999 Annual Meeting are advised that any such proposal must be received by the Secretary of the Company no later than the close of business on June 29, 1999, if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

         If any Stockholder's proposal is received after September 12, 1999 the Company's proxies for the 1999 Annual Meeting may exercise discretionary authority with respect to such proposal at the 1999 Annual Meeting without any reference to such proposal being made in the proxy statement for such meeting.

                                 OTHER BUSINESS

         The Board is not aware of any other matter which will be presented for action at the Special Meeting, but if any other business is properly brought before the Special Meeting, it is intended that the proxies received from this solicitation will be voted by the persons named in the attached form of proxy in accordance with their best judgment.

                              AVAILABLE INFORMATION


         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of such reports, proxy statements and other information filed with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 at prescribed rates. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Company files information electronically with the Commission. The Commission maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission. The address of the Commission's Internet site is http://www.sec.gov. The Common Stock is listed and traded on the New York Stock Exchange. The Common Stock is also traded on the Pacific Exchange, Inc. Reports, proxy statements and other information filed by the Company with the Commission may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, and at the offices of the Pacific Exchange, Inc. at 301 Pine Street, San Francisco, California 94104.

                           INCORPORATION BY REFERENCE

         The following documents filed with the Commission by the Company pursuant to the Exchange Act are incorporated by reference in this Proxy
Statement:

       1. The Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1998;

       2. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1998;

       3. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 1999;

       4. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 1999;

       5. The Company's Current Reports on Form 8-K dated April 20, 1999, May 5, 1999, May 10, 1999, May 17, 1999 and May 27, 1999;

       6. The Audited Financial Statements for the three years ended January 3, 1998 and the Unaudited Interim Financial Statements for the period ended March 28, 1998 of Safety-Kleen Systems, Inc. (formerly known as Safety-Kleen Corp.) filed in Safety-Kleen Services, Inc.'s Registration Statement on Form S-4 (No. 333-57587) filed on October 23, 1998.

         All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be part of this Proxy Statement from the date of filing of such documents. All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including the notes thereto) appearing in the documents incorporated by reference into this Proxy Statement. Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement shall be modified or superseded, for purposes of this Proxy Statement, to the extent that a statement contained in this Proxy Statement or in any subsequently filed document that is deemed to be incorporated into this Proxy Statement modifies or supersedes any such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.


            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS


         Certain statements contained in this Proxy Statement (particularly in "The Proposal"), any statements preceded by, followed by or incorporated by reference into or that include the words "believes," "expects," "anticipates" or similar expressions, and other statements contained or incorporated by reference herein regarding matters that are not historical facts, are or may constitute forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that may cause actual results to differ include, among others, general economic conditions, risks associated with acquisitions, fluctuations in operating results because of acquisitions and variations in stock prices, changes in applicable federal, state and local laws and regulations, especially environmental regulations, alternate and emerging technologies, competition and pricing pressures, overcapacity in the industry, seasonal fluctuations due to weather, uncertainties of litigation, and risks associated with the operation, growth and integration of newly acquired businesses. As a result of these factors, the expected effects of the Repurchase could vary from those described in this Proxy Statement, the Company's revenue and income could vary significantly from quarter to quarter, and past financial performance should not be considered a reliable indicator of future performance. Stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                                                      APPENDIX A



                               SAFETY-KLEEN CORP.


         This proxy is solicited by and on behalf of the Board of Directors of Safety-Kleen Corp. (the "Company"). The undersigned hereby appoints Kenneth W. Winger, Paul R. Humphreys and Henry H. Taylor or any of them, the attorney or attorneys and proxy or proxies of the undersigned with full power of substitution to attend the Special Meeting of Stockholders of the Company to be held at 1301 Gervais Street, Suite 300 Columbia, South Carolina, at 9:00 a.m. local time, on Friday, August 27, 1999, and at any postponement or adjournment thereof, to vote all shares of common stock, $1.00 par value, of the Company (the "Common Stock") that the undersigned shall be entitled to vote. Said proxies are instructed to vote on the matters set forth in the proxy statement as specified on the reverse.

         The Board of Directors recommends a vote "FOR" the proposal (the "Proposal") to approve the issuance of shares (the "Shares") of Common Stock, to Laidlaw International Finance Corporation ("LIFC") or another affiliate of Laidlaw Inc., in connection with the Company's proposed repurchase (the "Repurchase") of its outstanding $350 million 5% Subordinated Convertible Pay-In-Kind Debenture due 2009 (the "PIK Debenture") held by LIFC. The Shares include 11,320,755 shares of Common Stock plus an additional number of shares of Common Stock in payment of accrued and unpaid interest on the outstanding principal balance of the PIK Debenture to the date of the Repurchase.


         This proxy when properly signed and dated will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.


               --------------------------------------------------------

                              FOLD AND DETACH HERE

                             [this is reverse side]

[ X ] Please mark your votes as in this example.


                                           FOR        AGAINST       ABSTAIN

1.  Approval of the Proposal:              [  ]        [  ]           [  ]


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

If a corporation,  please sign in
full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. If more than one trustee, all should sign. This proxy may be revoked any time prior to its exercise.

____________________________________(L.S.)

____________________________________(L.S.)
SIGNATURE(S)               DATE:

                     PLEASE SIGN, DATE AND RETURN THIS PROXY

         PROMPTLY---------------------------------------------------------------
                              FOLD AND DETACH HERE

                               SAFETY-KLEEN CORP.

Dear Stockholder:

         We encourage you to take advantage of two new and convenient ways by which you can grant a proxy to vote your shares. You can grant a proxy to vote your shares electronically by telephone or via the Internet, which eliminates the need to return the proxy card.


         By Telephone: To grant a proxy to vote your shares by telephone, use a touch-tone telephone and call the following toll-free number: 1-877-PRX-VOTE, 24 hours a day, 7 days a week. Insert the Control Number printed in the box above, just below the perforation. Follow the simple recorded instructions.

         By Internet: To grant a proxy to vote your shares via the Internet, go to website www.eproxyvote.com/SK. Insert the Control Number printed in the box above, just below the perforation and then follow the simple instructions. Please be aware that if you grant a proxy to vote your shares over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

         The Internet and telephone facilities will be available until midnight on August 26, 1999 the day before the Special Meeting.


      Do Not Return Proxy If You Are Submitting Your Proxy By Telephone or
      --------------------------------------------------------------------
      The Internet
      ------------